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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 8, 2001




                               Comcast Corporation
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             (Exact Name of Registrant as Specified in its Charter)



   Pennsylvania                    0-6983                    23-1709202
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 (State or Other          (Commission File Number)        (IRS Employer
 Jurisdiction of                                        Identification No.)
 Incorporation)




             1500 Market Street
              Philadelphia, PA                              19102-2148
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  (Address of Principal Executive Offices)                  (Zip Code)




                                 (215) 665-1700
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              (Registrant's telephone number, including area code)




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          (Former Name or Former Address, if Changed Since Last Report)



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     ITEM 5.  Other Events.

     On July 8, 2001, Comcast Corporation, a Pennsylvania corporation ("Comcast"), announced that it had made a proposal to AT&T Corp. to merge with AT&T's broadband business in a tax- free transaction. A press release announcing the proposal was issued by Comcast on July 8, 2001. The information contained in the press release is incorporated herein by reference. The press release is attached as Exhibit 99.

     ITEM 7(c).  Exhibits.

     Exhibit 99 Press Release dated July 8, 2001.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2001


                                        COMCAST CORPORATION


                                        By: /s/ Arthur R. Block
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                                            Name:   Arthur R. Block
                                            Title:  Senior Vice President




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